                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12


                        1838 BOND-DEBENTURE TRADING FUND
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

    ---------------------------------------------------------------------------
    4) Date Filed:

    ---------------------------------------------------------------------------

                        1838 Bond-Debenture Trading Fund

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 20, 2002

                              --------------------


                                                 King of Prussia, Pennsylvania
                                                                  May 16, 2002

TO THE SHAREHOLDERS OF
         1838 BOND-DEBENTURE TRADING FUND:

         The Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund (the "Fund") will be held on June 20, 2002 at 9:00 a.m. Eastern Time, at the Fund's executive offices, 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, PA, 19406, for the following purposes:

                  (1)  the election of four directors;

                  (2) to transact such other business as may properly come before the meeting and any adjournments thereof.

         The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on May 2, 2002 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted. For your convenience, you may also vote your shares electronically through the Internet or by telephone. Instructions for both options are included on the enclosed proxy card.

                               ANNA M. BENCROWSKY
                                    Secretary

--------------------------------------------------------------------------------

                      YOUR VOTE IS IMPORTANT NO MATTER HOW
                    MANY SHARES YOU OWNED ON THE RECORD DATE.

         PLEASE INDICATE YOUR VOTING INSTRUCTIONS EITHER ELECTRONICALLY, BY TELEPHONE OR DIRECTLY ON THE ENCLOSED PROXY CARD. DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND AND TO 1838 INVESTMENT ADVISORS, LLC OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING ELECTRONICALLY, TELEPHONING OR MAILING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                        1838 Bond-Debenture Trading Fund

       2701 Renaissance Boulevard, Fourth Floor, King of Prussia, PA 19406

                                 PROXY STATEMENT

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 20, 2002

         This statement is furnished in connection with the solicitation of proxies by the Board of Directors of 1838 Bond-Debenture Trading Fund (the "Fund") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, PA, 19406, on June 20, 2002 at 9:00 a.m. Eastern Time. Proxies may be solicited by mail, telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Voting electronically, telephoning or signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This statement and accompanying proxy form are expected to be distributed to shareholders on or about May 16, 2002.

         THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE NOMINATED DIRECTORS, AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

         On May 2, 2002, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 3,673,258 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

         A majority of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Directors, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended March 31, 2002 to any shareholder requesting such report. Requests for the annual report should be made in writing to the Fund at the address set forth above or by calling the Fund at 1-877-367-1838.

                              ELECTION OF DIRECTORS

         Four directors are to be elected at the Annual Meeting to be the entire Board of Directors, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified.

         If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by the independent Directors. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently directors of the Fund, whose term expires on the date of the Annual Meeting or when their successors are elected and qualify.

         Certain information regarding each of the nominees as well as the current directors and executive officers of the Fund is set forth below.

Nominee for Director - "Interested Person"


                                                                                 Number of
                                                                               Portfolios in
                           Position       Year First         Principal          Fund Complex         Other
   Name, Address and       Held with        Became          Occupation         Overseen by        Directorships
          Age                Fund          Director       for Past 5 Years        Director       Held by Director
          ---                ----          --------       ----------------        --------       ----------------
W. Thacher Brown*          Director          1988       President of MBIA           4**         Director, 1838
2701 Renaissance                                        Asset Management                        Investment
Blvd., Fourth Floor,                                    LLC; President and                      Advisors Funds;
King of Prussia, PA                                     Director of 1838                        Airgas, Inc.; and
19406                                                   Investment                              Harleysville
54                                                      Advisors, LLC;                          Mutual Insurance
                                                        Chartered Financial                     Company.
                                                        Analyst.

Nominee for Director - "Independent Persons"


                                                                                 Number of
                                                                               Portfolios in
                           Position       Year First         Principal          Fund Complex         Other
   Name, Address and       Held with        Became          Occupation         Overseen by        Directorships
          Age                Fund          Director       for Past 5 Years        Director       Held by Director
          ---                ----          --------       ----------------        --------       ----------------
John Gilray Christy        Director          1983       Chairman, Chestnut           1          Director, Echo Bay
P.O. Box 22                                             Capital Corporation                     Mines, Ltd. and
Flourtown, PA 19031                                     (investment firm).                      The Philadelphia
69                                                                                              Contributionship.

                                                                                 Number of
                                                                               Portfolios in
                           Position       Year First         Principal          Fund Complex         Other
   Name, Address and       Held with        Became          Occupation         Overseen by        Directorships
          Age                Fund          Director       for Past 5 Years        Director       Held by Director
          ---                ----          --------       ----------------        --------       ----------------
Morris Lloyd, Jr.          Director          1989       Regional Director,           1          None
2701 Renaissance Blvd.                                  Trinity College.
King of Prussia, PA
19406
64

J. Lawrence Shane          Director          1974       Retired (former              1          None
2701 Renaissance Blvd.                                  Vice Chairman of
King of Prussia, PA                                     Scott Paper Company)
19406
67


Current Directors and Officers

                                                                                            Principal
     Name, Address and           Position with              Position                       Occupation
            Age                      Fund                     Since                     for Past 5 Years
            ---                      ----                     -----                     ----------------
W. Thacher Brown*                                     See "Nominees for Directors" above

John Gilray Christy                                   See "Nominees for Directors" above

Morris Lloyd, Jr.                                     See "Nominees for Directors" above

J. Lawrence Shane                                     See "Nominees for Directors" above

John H. Donaldson                  President                  1990            President of the Fund and an
2701 Renaissance Blvd.                                                        employee of 1838 Investment
King of Prussia, PA 19046                                                     Advisors, LLC; Chartered Financial
48                                                                            Analyst.

Anna M. Bencrowsky            Vice President and      1988 (Vice President)   Vice President and Chief Compliance
2701 Renaissance Blvd.             Secretary            1996 (Secretary)      Officer, 1838 Investment Advisors,
King of Prussia, PA 19046                                                     LLC; Vice President, Treasurer and
51                                                                            Secretary of the 1838 Investment
                                                                              Advisors Funds.

                                                                                            Principal
     Name, Address and           Position with              Position                       Occupation
            Age                      Fund                     Since                     for Past 5 Years
            ---                      ----                     -----                     ----------------
Clifford D. Corso               Vice President               1998             Managing Director and Head of Fixed
MBIA Capital                                                                  Income, 1838 Investment Advisors,
Management Corp.                                                              LLC; President and Senior Portfolio
113 King Street                                                               Manager, MBIA Capital Management
Armonk, NY 10504                                                              Corp.; Managing Director and Chief
40                                                                            Investment Officer, MBIA Insurance
                                                                              Corporation.





------------------
* Mr. Brown is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund because he is an officer, director and owns shares of the Fund's investment adviser, is an employee of the Fund's investment adviser and is a director of the Fund.
** Mr. Brown oversees the Fund and the 3 portfolios of 1838 Investment Advisors Trust, which has the same investment adviser as the Fund.

         The Board of Directors of the Fund held 6 regular meetings during the Fund's fiscal year ended March 31, 2002. Each independent director attended all meetings of the Board of Directors and each committee of which he was a member. Mr. Brown, an interested director of the Fund, attended 6 meetings.

         The Board of Directors has formed an Audit Committee, but does not at present have a nominating or compensation committee. The Board has adopted a written charter for the Audit Committee, which became effective December 16, 1999. The charter is attached hereto as Appendix I.

         The Audit Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. Each member of the Audit Committee also is an "independent" member, as that term is defined by the New York Stock Exchange's listing standards.

         The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of accountants for the Fund. During the fiscal year ended March 31, 2002, the Audit Committee met once and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with PricewaterhouseCoopers ("PwC"), the Fund's independent accountants, the matters required to be discussed by SAS 61 (regarding audit standards). The Audit Committee has received the written disclosures and a letter from PwC required by Independence Standards Board Standard No. 1 (regarding auditor independence), and has discussed with PwC the independence of PwC. Based upon the foregoing, the Audit Committee recommended to the full Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended March 31, 2002.

         The Fund pays those directors who are not "interested persons" of the Fund $1,500 per quarter in addition to $750 for each meeting of the Board and $750 for each committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $29,250 for the fiscal year ended March 31, 2002.

         The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended March 31, 2002 is set forth in the compensation table below. Mr. Brown serves on the Board of the Fund and on the Board of 1838 Investment Advisors Funds, a registered investment company advised by 1838 Investment Advisors, LLC (collectively, the "Fund Complex"). Mr. Brown receives no direct compensation for his services on either Board. None of the other directors serves on the Board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.

Director Compensation

                                             Pension or Retirement                          Total Compensation
                            Aggregate          Benefits Accrued        Estimated Annual     From Fund and Fund
Name of Person and         Compensation         as Part of Fund         Benefits Upon        Complex Paid to
Position with Fund        from the Fund            Expenses               Retirement            Directors
------------------        -------------            --------               ----------            ---------
W. Thacher Brown*              $ 0                    $0                      $0                   $ 0
   Director

John Gilray Christy           $9,750                  $0                      $0                  $9,750
   Director

Morris Lloyd, Jr.             $9,750                  $0                      $0                  $9,750
   Director

J. Lawrence Shane             $9,750                  $0                      $0                  $9,750
   Director

------------------
* "Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

Ownership of Fund Securities*

         Interested Director and Executive Officers

                                                                                Dollar Range of Equity Securities
                                             Dollar Range of Equity                        in All Funds
               Name                          Securities in the Fund              Overseen in a Family of Funds***
               ----                          ----------------------              -----------------------------
W. Thacher Brown                               $50,000 - $100,000                         Over $100,000

John H. Donaldson**                            $10,000 - $50,000                         $10,000-$50,000

Anna M. Bencrowsky                             $50,000 - $100,000                         Over $100,000

Clifford D. Corso                                      $0                                       $0


         Independent Directors

John Gilray Christy**                          $50,000 - $100,000                       $50,000 - $100,000

Morris Lloyd, Jr.                                  $1-$10,000                               $1-$10,000

J. Lawrence Shane                                      $0                                       $0

------------------
*        As of May 2, 2002

** Mr. Christy's shares are owned jointly with his wife. Some of Mr. Donaldson's shares are owned by his wife for the benefit of a minor child.

*** Mr. Brown and Mrs. Bencrowsky own shares of the Fund, and shares of portfolios of 1838 Investment Advisors Trust.

         None of the independent Directors, and no immediate family member of any independent Director, owns securities of the Fund's investment adviser, or any control person of the Fund's investment adviser. As of May 2, 2002, directors and executive officers (7 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares on that date.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

         1838 Investment Advisors, LLC, 2701 Renaissance Blvd., Fourth Floor, King of Prussia, PA, 19406, serves as the Fund's investment adviser and administrator.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of May 2, 2002, there were no persons known by the Fund to own beneficially more than 5% of the outstanding voting shares of the Fund, and all directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding voting shares of the Fund.

                              SHAREHOLDER PROPOSALS

         Proposals intended to be presented by shareholders for consideration at the year 2003 Annual Meeting of Shareholders must be received by the Secretary of the Fund no later than February 5, 2003 in order to be included in the proxy statement for that meeting.

                                  OPEN MATTERS

         The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                                      By Order of the Directors,

                                                              Anna M. Bencrowsky
                                                                       Secretary

Dated:  May 16, 2002                            1838 Bond-Debenture Trading Fund

         IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU VOTE ELECTRONICALLY, BY TELEPHONE OR THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                                                                     APPENDIX I

                           BOND-DEBENTURE TRADING FUND

                             AUDIT COMMITTEE CHARTER
                             -----------------------

1. The Audit Committee shall consist of at least three Directors and shall be composed entirely of independent Directors, as defined in the Investment Company Act of 1940.

2.       The purposes of the Audit Committee are:

         a. to oversee the accounting and financial reporting policies and practices of 1838 Bond-Debenture Trading Fund (the "Fund"), its internal controls and, as appropriate, the internal controls of certain service providers;

         b. to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

         c. to act as a liaison between the Fund's independent auditors and the full Board of Directors.

         The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.***

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

         a. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors and to receive the auditors' specific representation as to their independence;

         b. to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures, and internal accounting controls and management's responses thereto; and (iv) to review the opinion the auditors render or propose to render to the Board and shareholders.

         c. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

         d. to review the fees charged by the auditors for audit and non-audit services;

         e. to investigate improprieties or suspected improprieties in fund operations; and

         f. to report the Committee's activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall meet at least annually with management of the Fund and with the Fund's independent public accountants to discuss any issues arising from the Committee's oversight obligations.

6. The Committee shall meet at least annually with the independent public accountants (outside the presence of management) to discuss any issues arising from the Committee's oversight obligations.

7. The Committee shall meet at least annually with management (outside the presence of the independent public accountants) to discuss management's evaluation of the work performed by the independent public accountants and the appropriateness of their fees.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

9. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

X  Please mark your
   votes as in this
   example.

1. Election of  Directors:

/ / FOR all nominees listed                     / / WITHHOLD authority to
    (except as indicated to                         vote for all nominees
    the contrary below)                             listed hereon.

For, except vote withheld from the following nominee(s):

        NOMINEES: 01. W. Thacher Brown,
                  02. John Gilray Christy,
                  03. Morris Lloyd, Jr. and
                  04. J. Lawrence Shane

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

-------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                FOR  / /          AGAINST  / /        ABSTAIN  / /

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, ad-ministrator, trustee or guardian, please give full title as such.


SIGNATURE(S)                                            DATE
             ------------------------------------------       -----------------

                                     PROXY

1838 Bond-Debenture Trading Fund

Dear Shareholder:

1838 Bond-Debenture Trading Fund encourages you to take advantage of new and convenient ways to vote your shares. You can vote your shares electronically through the Internet or the telephone, 24 hours a day, 7 days a week. This eliminates the need to return the proxy card.

To vote your shares by these means, please use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system. To ensure that your vote will be counted, please cast your Internet or telephone vote before 12:00 a.m. on June 20, 2002.

1.      To vote over the Internet:
        * Log on the Internet and go to the web site http://www.eproxyvote.com/bdf

2.      To vote by Telephone:
        * On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683)
        * Outside of the U.S. and Canada call 201-536-8073

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares electronically, there is no need for you to mail back your proxy card. Your vote is important. Thank you for voting.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      OF 1838 BOND-DEBENTURE TRADING FUND

The undersigned hereby appoints John H. Donaldson and W. Thacher Brown, each of them attorneys, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund on June 20, 2002 and any adjournments thereof and thereat to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof. If more than one of said attorneys or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED DIRECTORS AND WILL BE VOTED FOR ITEM 2.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any box with regard to a particular proposal if you wish to vote FOR such proposal. The Proxies cannot vote your shares unless you sign and return this card.

                                SEE REVERSE SIDE